EXHIBIT 10.4

FRANKLIN BANK CORP.
DEFERRED COMPENSATION PLAN
BENEFICIARY ELECTION FORM

SECTION 1. Initial Beneficiary Election. I represent that I have not made a prior beneficiary election pursuant to the Franklin Bank Corp. Deferred Compensation Plan (“Plan”). I understand that in the event of my death before I receive the balance of the “Account” maintained for me under the Plan, the remaining balance (if any) of such Account will be paid in a single sum to the beneficiary or beneficiaries (“Beneficiary”) I designate below, or, if none, or if my designated Beneficiary predeceases me, to my estate. Finally, I understand that I may change my beneficiary designation at any time and that my new Beneficiary designation will take effect upon receipt by the Plan Administrator prior to my death.

I hereby designate:

as my beneficiary
Printed Name of Beneficiary

Beneficiary’s Social Security Number

Printed Beneficiary’s Address

By signing this Beneficiary Election Form, I agree to the terms and conditions of the Plan as it now exists and as it may be amended from time to time.

Date of Election:
Signature of Participant

Printed Name of Participant

SECTION 2: Revocation and Subsequent Beneficiary Election: I represent that I have previously made a beneficiary election under the Plan, and by the completion of this Section 2 and by my signature below, I hereby revoke my previous beneficiary election and make the following beneficiary election. I understand that in the event of my death before I receive the balance of the “Account” maintained for me under the Plan, the remaining balance (if any) of such Account will be paid in a single sum to the beneficiary or beneficiaries (“Beneficiary”) I designate below, or, if none, or if my designated Beneficiary predeceases me, to my estate. Finally, I understand that I may change my beneficiary designation at any time and that my new Beneficiary designation will take effect upon receipt by the Plan Administrator prior to my death.

1

I hereby designate:

as my beneficiary.
Printed Name of Beneficiary

Beneficiary’s Social Security Number

Printed Beneficiary’s Address

Date of Election:
Signature of Participant

Printed Name of Participant

2